Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS NASDAQ:MSEX MAY 21, 2024

Dennis W. Doll Chairman of the Board Nadine Leslie President & CEO A. Bruce O’Connor Sr. Vice President, Treasurer & CFO Our Speakers Jay L. Kooper Vice President, General Counsel & Secretary Robert J. Capko Principal Accounting Officer 2 2

Forward Looking Statement As an introduction to the information we will be discussing, please be aware that some of our comments can be considered forward looking statements as defined by the federal securities laws and as outlined in the Company’s SEC filings. As such, any forward looking statements are based on currently available information and management’s assumptions, expectations and estimates; however, actual results may vary significantly. Risk factors that could cause actual results to vary from expectations are described in the Company’s filings with the SEC. These factors are also available in our most recent earnings release which can be viewed on our website at www.middlesexwater.com or in our Annual Report. 3 3

Company Snapshot MSEX operates regulated water and wastewater operations in New Jersey and Delaware. It also operates water and wastewater systems under contract for municipalities and private clients. • Established: 1897 • Market Capitalization: $1.0B • Diluted EPS: $2.02 TTM • Average Trading Volume: 177,358 • Dividend Yield: 2.25% • 52 Week Range: $45.42 – $84.38 (As of 5/10/24) Our Formula for Building Shareholder Value • Provide high quality and cost-effective utility services to customers • Upgrade and replace utility infrastructure to build system resiliency and meet compliance requirements • Finance the capital program • Receive timely and adequate rate recovery • Selective and profitable growth MWC has paid cash dividends in varying amounts continually since 1912 and has increased its annual dividend for 51 consecutive years. 4

• March 2024 - Nadine Leslie became President and CEO and named to the Middlesex Board of Directors. Dennis Doll retired February 2024. Doll remains Chairman of the Board through the expiration of his term. • December 2023 – Bruce Patrick, P.E. Named President of Tidewater Utilities, Inc. • July 2023 – Park Avenue Plant to treat PFOA fully completed and in service treating groundwater in compliance with all current and proposed state/federal drinking water standards. • April 2023 – Middlesex announces >$10 million initiative to upgrade drinking water infrastructure in Carteret and Port Reading, NJ. • April 2023 – Robert J. Capko named Principal Accounting Officer. • 2023 Total CAPEX Investments - $90.2M Looking Back - Key Highlights 5

Treatment Plant and Infrastructure Upgrades Replacement of main motor control center and electrical distribution equipment at the Company’s largest surface water treatment plant Treatment upgrades including chemical feed improvements, residual removal equipment, pumps, surge mitigation at the Park Avenue Plant to remediate certain poly- and perfluoroalkyl substances, collectively referred to as PFAS Construction of elevated tanks; installation of emergency generators at several Tidewater facilities in DE 6

Distribution System Improvements $10.2M investment Replacement of 17,200 linear feet of cast iron main in Carteret and Port Reading, NJ in 2023 Installation of exterior below ground meter pits to support eventual meter relocation from inside home to exterior Replacement of valves, fire hydrants and service lines including customer-owned lead or galvanized steel service lines Replacement of 18,550 linear feet of cast iron main and investment of $9.6 million in Woodbridge, NJ in 2024 7

• April 2024 - MWC declared a cash dividend of $0.325 per share on its common stock payable June 3, 2024 to shareholders of record as of May 15, 2024. • April 2024 – MWC announces strategy is in place to comply with new, more stringent USEPA regulations which set a Maximum Contaminant Level for PFOS and PFOA at 4 parts per trillion (4 ppt). • March 2024 – MWC Base Rate Increase Effective on March 1, 2024 • February 2024 - Middlesex received approval from the New Jersey Board of Public Utilities (NJBPU) for a $15.4 million or 14.06% increase in its base rates. The new rates allow for a 6.64% overall rate of return on invested capital on rate base of $563 million. ROE portion of overall ROR was set at 9.6%. • January 2024 - The NJBPU approved Middlesex’s petition for the proposed cost recovery of its Lead Service Line Replacement Program which includes Middlesex customer-owned lead service lines. Current estimates for replacement of Company Owned and Customer Owned lead service lines, respectively, is approx. $46 million to $77 million over a nine-year period. • 2024 – Tidewater Utilities enters its 60th Year of service to Delaware residents. 2024 Developments 8

• Tidewater Utilities observing 60 years of service to Delaware residents. • 59,000 Customers in over 470 separate communities. • Bruce Patrick, P.E. Named President of Tidewater Utilities in November 2023. • Organic residential customer growth continues in our Tidewater system (approximately 4% in 2023). Delaware Update Bruce E. Patrick 9

Our Digital Transformation Journey • Enterprise Resource Planning System being upgraded to the Cloud • $4.4 million Initiative called Project Synergy • Marks continual progress in our digital transformation journey • 12-month implementation period with estimated go live Q2 2025 • Project Kick-off April 2024 Allows MWC to use today’s information technology to more efficiently manage operational, field activity and administrative tasks ⚬ Optimized data management ⚬ Data analytics efficiency and decision making ⚬ Enhanced Data Security ⚬ Improved Scalability 10 10 1

Emergency Preparedness Protecting Critical Networks and Operations • Company wide Tabletop Exercises to Test Plans and Emergency Response • Face to Face meetings with Local and State Emergency Officials • New Roles Added to Support Enhanced Safety, Security & Emergency Preparedness • Facility Tours for Local Fire Officials • A cybersecurity program relying on People, Process and Technology employs a multiple security platform to safeguard our operational environment. It includes: • Technology • Access Control Management Tools • Cybersecurity Processes • Incident Response Training • Cyber Risk Awareness and Training 11 11 1

2023 2022 Operating Revenues $ 166.3M $ 162.4M O&M Expenses $ 83.1M $ 79.1M Gain on Sale of Subsidiary $ --- $ 5.2M Interest Charges $ 13.1M $ 9.4M Net Income $ 31.5M $ 42.4M Earnings Per Share $ 1.76 $ 2.39 2023 Financial Results 12

2024 2023 Operating Revenues $ 40.5M $ 38.2M O&M Expenses $ 20.5M $ 20.3M Net Income $ 10.7M $ 5.9M Earnings Per Share $ 0.59 $ 0.33 First Quarter 2024 Results 13

Utility Plant (Millions) $696 $744 $810 $874 $932 $276 $298 $323 $358 $378 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2020 2021 2022 2023 2024E New Jersey Delaware 14

Number of Customers 65,800 65,900 66,010 66,060 66,110 55,280 57,760 60,070 62,400 64,780 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2021 2022 2023 2024E 2025E New Jersey Delaware 2023 Revenues By Customer Type Residential: 52.1% Commercial: 14.4% Contract Sales: 11.5% Fire Protection: 7.6% Contract Ops: 7.4% Industrial: 7.0% 15 15

2024 2025 2026 2024-2026 Distribution/Network System $ 42M $ 53M $ 50M $ 145M Production System $ 26M $ 18M $ 11M $ 55M Information Technology (IT) Systems $ 4M $ 2M $ 3M $ 9M Other $ 6M $ 6M $ 6M $ 18M Total Estimated Capital Expenditures $ 78M $ 79M $ 70M $ 227M Planned Capital Investment Capital Project Funding: Internally generated funds, short term borrowings, proceeds from Delaware State Revolving Loan Fund Program, long term borrowings, Common Stock Reinvestment Plan 16

Dividends Paid $0.98 $1.04 $1.11 $1.18 $1.26 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2019 2020 2021 2022 2023 In Q4, 2023 the Board of Directors increased the dividend by 4.0%. 17

DILUTED EPS & $2.01 $2.18 $2.07 $2.39 $1.76 49% 48% 54% 49% 72% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2019 2020 2021 2022 2023 Dividend Payout Ratio Diluted Earnings Per Share Diluted Earnings Per Share Dividend Payout Ratio PAYOUT RATIO 18

Governance Update • Appointment of Nadine Leslie as President/CEO. • Former President Mr. Doll will remain Chairman of the Middlesex Board of Directors through the expiration of his current term to ensure seamless transition. • Corporate Governance & Nominating Committee of the Board oversees Cybersecurity Risk. • Middlesex, competing against global companies, won honors for Best Compliance and Ethics Program at the 16th Annual Corporate Awards hosted by Governance Intelligence. • Expanded diversity in board and senior leadership teams. • Middlesex conducts ongoing risk management and continuous IT infrastructure monitoring and testing, and employee cybersecurity training. • Number of calls to Whistleblower Hotline: 0. • Women Owned Business certification added to Vendor Contract Review process. 19

Sustainability Strategy Being environmental stewards and ensuring compliance with all State and Federal environmental laws & regulations Protecting the health, wellbeing and safety of our employees and communities by providing safe and reliable water service Fostering accountability through a sound structure for ethics and good governance Investing in infrastructure and a strong cybersecurity program to ensure the reliability of our service and safeguard our operational environment. SEE OUR LATEST UPDATES AT middlesexwater.com/environmental-social-and-governance/ 20

Supporting Our Communities Presenting at Industry Conferences Tours Community & Industry Events Volunteer Efforts Career Days Donations Bowl for Hunger 21

THANK YOU MiddlesexWater.com CONTACT US info@middlesexwater.com 22